UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

Tableau Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35925	47-0945740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

837 North 34th Street, Suite 200 Seattle, Washington		98103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 633-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2015, Tableau Software, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at Lake Washington Rowing Club, 910 North Northlake Way, Seattle, Washington 98103. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2015. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the three nominees for Class II director to serve until the Company’s 2018 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Forest Baskett	251,993,973	390,467	6,358,600	99.85%
Billy Bosworth	252,166,168	218,272	6,358,600	99.91%
Patrick Hanrahan	251,417,074	967,366	6,358,600	99.62%

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
252,189,257	165,208	29,975	6,358,600	99.92%

Proposal 3. Stockholders indicated, on an advisory basis, a preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers of every one year. The voting results were as follows:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes	Percentage of Votes in Favor of Every One Year
249,504,108	31,082	2,829,444	19,806	6,358,600	98.85%

Proposal 4. Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
257,184,139	1,523,321	35,580	—	99.39%

Board Decision Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

Based on the voting results of the Annual Meeting, and its consideration of the appropriate voting frequency for the Company at this time, the Board of Directors of the Company has decided that it will include an advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which is required to occur no later than the Annual Meeting of Stockholders in 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tableau Software, Inc.

Dated: May 15, 2015

	By:	/s/ Keenan M. Conder
Keenan M. Conder
Vice President, General Counsel and Corporate Secretary